Statement of Additional Information Supplement	July 30, 2021

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF ALL PUTNAM RETAIL OPEN-END FUNDS

Effective immediately, similar language in the section “HOW TO BUY SHARES” is replaced with the following:

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Individuals resident in the European Economic Area (“EEA”), in particular, should take note that the fund’s shares are not offered for sale in the EEA.

Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations. Non-U.S. employees of Putnam, its parent company, Power Corporation of Canada (“Power”), subsidiaries and affiliates of Power, and certain related entities, and the immediate family members of such employees may invest in a fund during the term of employment of the employee, subject to applicable law and certain procedural requirements.

Effective immediately, the section entitled “POLICY ON EXCESSIVE SHORT-TERM TRADING” is replaced in its entirety by the following:

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund, Putnam Ultra Short Duration Income Fund and Putnam Short Duration Bond Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. If Putnam Management’s Compliance Department determines that an investor is engaging in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SAI Multi-fund Supplement – 07/21